                           INDEMNITY AND GUARANTY AGREEMENT


     THIS INDEMNITY AND GUARANTY AGREEMENT (this "AGREEMENT"), made as of March, 1997 by HOST FUNDING, INC., a Maryland corporation, ("INDEMNITOR"), having an address at 6116 N. Central Expressway, Suite 1313, Dallas, Texas 75206 in favor of CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company ("LENDER"), having an address at 11 Madison Avenue, New York, New York 10010.


                                 W I T N E S S E T H:

     WHEREAS, Crosshost, Inc., a Maryland corporation ("BORROWER"), has obtained a loan (the "LOAN") in the original principal amount of THIRTEEN MILLION AND NO/100 DOLLARS ($13,000,000.00) (the "LOAN AMOUNT") from Lender; and

     WHEREAS, the Loan is evidenced by a promissory note (the "NOTE") dated of even date herewith, executed by Borrower and payable to the order of Lender, in the Loan Amount, and is secured by, inter alia, those certain Mortgages, Security Agreement, Assignment of Rents and Fixture Filing or Deed of Trusts, Security Agreement, Assignment of Rents and Fixture Filing, as applicable, dated of even date herewith (the "MORTGAGE") from Borrower, as mortgagor, to Lender, as mortgagee, encumbering certain real property more particularly described on EXHIBIT A attached hereto and incorporated herein by this reference, together with the buildings, structures and other improvements now or hereafter (the "MORTGAGED PROPERTY") and by other documents and instruments (the Note, the Mortgage and such other documents and instruments, as the same may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the "LOAN DOCUMENTS"); and

     WHEREAS, as a condition to making the Loan to Borrower, Lender has required that Indemnitor indemnify Lender from and against and guarantee payment to Lender of those items for which Borrower is personally liable and for which Lender has recourse against Borrower under the terms of the Loan Documents;

     WHEREAS, Indemnitor directly and indirectly owns all of the beneficial interest in Borrower; and

     WHEREAS, The extension of the Loan to Borrower is of substantial benefit to Indemnitor and, therefore, Indemnitor desires to indemnify Lender from and against and guarantee payment to Lender of those items for which Borrower is personally liable and for which Lender has recourse against Borrower under the terms of the Note and the Mortgage.

     NOW, THEREFORE, to induce Lender to extend the Loan to Borrower and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby Indemnitor hereby covenants and agrees for the benefit of Lender, as follows:

     1. INDEMNITY AND GUARANTY. (a) Indemnitor hereby assumes liability for, hereby guarantees payment to Lender of, hereby agrees to pay, protect, defend and save Lender harmless from and against, and hereby indemnifies Lender from and against any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees), causes of action, suits, claims, demands and judgments of any nature or description whatsoever (collectively, "COSTS") for which Borrower is liable pursuant to
SECTION 18.32 of the Mortgage, a copy of which Indemnitor acknowledges receiving.

     (b) In the event Borrower files, consents to or acquiesces in the filing of any proceeding, action or petition or filing under the Bankruptcy Code, or any similar state or federal law now or hereinafter in effect relating to bankruptcy, reorganization or insolvency, or the arrangement or adjustment of debts or if Borrower shall institute any proceeding for its dissolution or liquidation or shall make an assignment for the benefit of creditors, then Indemnitor shall be personally liable for all sums due and owing under the Loan, including without limitation, all principal and interest due under the Note.

     (c) With respect to the amounts set forth in subsection (a) and (b) of this Paragraph 1, this is a guaranty of payment and performance and not of collection. The liability of Indemnitor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other Person, nor against the collateral for the Loan. Indemnitor waives any right to require that an action be brought against Borrower or any other Person or to require that resort be made to any collateral for the Loan or to any balance of any Sub-Account or any account or credit on the books of Lender in favor of Borrower or any other Person. During the continuance of any Event of Default, any Lender shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the Mortgaged Property) thereunder or hereunder, in any order, and all rights, powers and remedies available to Lender in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity.
If the indebtedness and obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Lender, this Agreement shall nevertheless remain in full force and effect, and Indemnitor shall remain liable for all remaining indebtedness and obligations guaranteed hereby, even though any rights which Indemnitor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.

     2.   INDEMNIFICATION PROCEDURES.

          (a) If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify Indemnitor in writing thereof and Indemnitor shall promptly assume the defense thereof, including, without limitation, the employment of counsel reasonably acceptable to Lender and the negotiation of any settlement; PROVIDED, HOWEVER, that any failure of Lender to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor hereunder. Lender shall have the right, at the sole cost and expense of Indemnitor (which costs and expense shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof. In the event Indemnitor shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder, Lender may defend or settle such claim, loss or liability. The liability of Indemnitor to Lender hereunder shall be conclusively established by such settlement, provided such settlement is negotiated and made in good faith, the amount of such liability to include both the settlement consideration and reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, actually incurred by Lender in effecting such settlement. In such event, such settlement consideration, reasonable costs and expenses shall be included in Costs and Indemnitor shall pay the same as hereinafter provided. Lender's good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for Lender.

          (b)  Indemnitor shall not, without the prior written consent of
Lender: (i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in any manner that may materially and adversely affect Lender or obligate Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.

          (c) All Costs shall be reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Indemnitor shall pay to Lender any and all Costs within ten (10) days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitor to periodically pay such Costs, such Costs, if not paid within said ten-day period, shall bear interest at the Default Rate from the date of notice through the date such sum is paid in full.

     3. REINSTATEMENT OF OBLIGATIONS. If at any time all or any part of any payment made by Indemnitor or received by Lender from Indemnitor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Indemnitor or Borrower or Ground Lessor), then the obligations of Indemnitor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitor, or receipt of payment by Lender, and the obligations of Indemnitor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitor had never been made.

     4. WAIVERS BY INDEMNITOR. To the extent permitted by law, Indemnitor hereby waives and agrees not to assert or take advantage of:

          (a) any right to require Lender to proceed against Borrower or any other Person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender's power or under any other agreement before proceeding against Indemnitor hereunder;

          (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person;

          (c) demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or of Indemnitor or on the part of any other Person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;

          (d)  any defense based upon an election of remedies by Lender;

          (e) any right or claim or right to cause a marshalling of the assets of Indemnitor;

          (f) any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;

          (g) any duty on the part of Lender to disclose to Indemnitor any facts Lender may now or hereafter know about Borrower or the Mortgaged Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Indemnitor intends to assume or has reason to believe that such facts are unknown to Indemnitor or has a reasonable opportunity to communicate such facts to Indemnitor, it being understood and agreed that Indemnitor is fully responsible for being and keeping informed of the financial condition of Borrower, of the condition of the Mortgaged Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitor hereunder;

          (h) any lack of notice of disposition or of manner of disposition of any collateral for the Loan;

          (i) any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

          (j) any lack of commercial reasonableness in dealing with the collateral for the Loan;

          (k) any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any Persons now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

          (l) an assertion or claim that the automatic stay provided by the Bankruptcy Code (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against Indemnitor or the collateral for the Loan;

          (m) any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Code, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and

          (n) any action, occurrence, event or matter consented to by Indemnitor under SECTION 5(h) hereof, under any other provision hereof, or otherwise.

     5.   GENERAL PROVISIONS.

          (a) FULLY RECOURSE. All of the terms and provisions of this Agreement are recourse obligations of Indemnitor and not restricted by any limitation on personal liability.

          (b) UNSECURED OBLIGATIONS. Indemnitor hereby acknowledges that Lender's appraisal of the Mortgaged Property is such that Lender is not willing to accept the consequences of the inclusion of Indemnitor's indemnity set forth herein among the obligations secured by the Mortgage and the other Loan Documents and that Lender would not make the Loan but for the unsecured personal liability undertaken by Indemnitor herein.

          (c) SURVIVAL. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Mortgage or any of the other Loan Documents, including, without limitation, any foreclosure or delivery of a deed in lieu thereof, even if, as a part of such remedy, the Loan is paid or satisfied in full.

          (d) NO SUBROGATION; NO RECOURSE AGAINST LENDER. Notwithstanding the satisfaction by Indemnitor of any liability hereunder, Indemnitor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of Borrower or to any collateral for the Loan. In connection with the foregoing, Indemnitor expressly waives any and all rights of subrogation to Lender against Borrower, and Indemnitor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any right to participate in any collateral for the Loan. In addition to and without in any way limiting the foregoing, Indemnitor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Indemnitor to all indebtedness of Borrower to Lender, and agrees with Lender that Indemnitor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Indemnitor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral from the Loan. Further, Indemnitor shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents.

          (e) RESERVATION OF RIGHTS. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Lender may have against Borrower, Indemnitor or any other party under CERCLA, as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

          (f) FINANCIAL STATEMENTS. Indemnitor hereby agrees, as a material inducement to Lender to make the Loan to Borrower, to keep and maintain on a Fiscal Year basis, in accordance with GAAP or the Uniform System of Accounts for Hotels, 8th Edition, International Association of Hospitality Accountants
(1986), as from time to time amended (or such other accounting basis reasonably acceptable to Lender) consistently applied proper and accurate books, records and accounts reflecting all of the financial affairs of Indemnitor. Lender shall have the right from time to time at all times during normal business hours upon reasonable notice to examine such books, records and accounts at the office of Indemnitor or other Person maintaining such books, records and accounts and to make such copies or extracts thereof as Lender shall desire. After the occurrence of an Event of Default, Indemnitor shall pay any costs and expenses incurred by Lender to examine Indemnitor's accounting records, as Lender shall determine to be necessary or appropriate in the protection of Lender's interest. Indemnitor hereby warrants and represents unto Lender that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Lender with respect to Indemnitor did or will at the time of such delivery fairly and accurately present the financial condition of Indemnitor.

          (g) RIGHTS CUMULATIVE; PAYMENTS. Lender's rights under this Agreement shall be in addition to all rights of Lender under the Note, the Mortgage and the other Loan Documents. FURTHER, PAYMENTS MADE BY INDEMNITOR UNDER THIS AGREEMENT SHALL NOT REDUCE IN ANY RESPECT BORROWER'S OBLIGATIONS AND LIABILITIES UNDER THE NOTE, THE MORTGAGE AND THE OTHER LOAN DOCUMENTS.

          (h) NO LIMITATION ON LIABILITY. Indemnitor hereby consents and agrees that Lender may at any time and from time to time without further consent from Indemnitor do any of the following events, and the liability of Indemnitor under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitor or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, the Mortgage or any of the other Loan Documents or any sale or transfer of the Mortgaged Property; (iii) any change in the composition of Borrower, including, without limitation, the withdrawal or removal of Indemnitor from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor herein or by Borrower in any of the Loan Documents; (v) the release of Borrower or of any other Person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender's voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender's failure to record the Mortgage or to file any financing statement (or Lender's improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or
(ix) the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course of dealing with Borrower or any other Person, shall limit, impair or release Indemnitor's obligations hereunder, affect this Agreement in any way or afford Indemnitor any recourse against Lender. Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein.

          (i) ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters.

          (j) NO ORAL CHANGE. The terms of this Agreement constitute the entire understanding and agreement of the parties hereto and supersede all prior agreements, understandings and negotiations between Indemnitor and Lender with respect to the Loan. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act on the part of Indemnitor or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          (k) RIGHT OF ENTRY. Lender and its agents shall have the right upon reasonable notice to inspect Indemnitor's books and records and to make abstracts and reproductions thereof.

          (l) SEVERABLE PROVISIONS. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

          (m) DUPLICATE ORIGINALS. This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

          (n) WAIVER OF COUNTERCLAIM, ETC. INDEMNITOR HEREBY WAIVES THE RIGHT TO ASSERT A COUNTERCLAIM, OTHER THAN A COMPULSORY COUNTERCLAIM, IN ANY ACTION OR PROCEEDING BROUGHT AGAINST IT BY LENDER OR ITS AGENTS, AND WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER OR IN ANY COUNTERCLAIM INDEMNITOR MAY BE PERMITTED TO ASSERT HEREUNDER OR WHICH MAY BE ASSERTED BY LENDER OR ITS AGENTS, AGAINST INDEMNITOR, OR IN ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR THE DEBT.

          (o) HEADINGS; CONSTRUCTION OF DOCUMENTS; ETC. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof. Indemnitor acknowledges that it was represented by competent counsel in connection with the negotiation and drafting of this Agreement and the other Loan Documents and that neither this Agreement nor the other Loan Documents shall be subject to the principle of construing the meaning against the Person who drafted same.

          (p) WAIVER OF NOTICE. Indemnitor shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement specifically and expressly provides for the giving of notice by Lender to Indemnitor and except with respect to matters for which

Indemnitor is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice.

          (q) APPLICABLE LAW. THIS AGREEMENT WAS NEGOTIATED IN NEW YORK, AND MADE BY INDEMNITOR AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA.

          (r) WAIVER OF STATUTE OF LIMITATIONS. The pleadings of any statute of limitations as a defense to any and all obligations evidenced by this Agreement are hereby waived to the full extent permitted by Legal Requirements.

          (s) NOTICE. Any notice, demand, statement, request or consent made hereunder shall be in writing and delivered personally or sent to the party to whom the notice, demand or request is being made by Federal Express or other nationally recognized overnight delivery service, as follows and shall be deemed given when delivered personally or one (1) Business Day after being deposited with Federal Express or such other nationally recognized delivery service:

     If to Lender:  To Lender, at the address first written above,

                         with a copy to:

                         Brown & Wood LLP
                         One World Trade Center
                         New York, New York  10048-0557
                         Attn:  David J. Weinberger, Esq.

     If to Indemnitor:   To Indemnitor, at the address set forth on the
                         signature page hereto,

or such other address as either Indemnitor or Lender shall hereafter specify by written notice as provided herein; provided, however, that notwithstanding any provision of this Article to the contrary, such notice of change of address shall be deemed given only upon actual receipt thereof.

Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent.

          (t)  NO WAIVER; TIME OF ESSENCE.    The failure of any party hereto
to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof.

          (u) ATTORNEYS' FEES. In the event it is necessary for Lender to retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, Indemnitor agrees to pay to Lender any and all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by Lender as a result thereof and such reasonable costs, fees and expenses shall be included in Costs.

          (v) SUCCESSIVE ACTIONS. A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified or guaranteed by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

          (w) RELIANCE. Lender would not make the Loan to Borrower without this Agreement. Accordingly, Indemnitor intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, the Loan shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

          (x) SUBMISSION TO JURISDICTION. Any legal suit, action or proceeding against Indemnitor or Lender arising out of or relating to this Agreement shall be instituted in any federal or state court in New York, New York, pursuant to Section 5-1402 of the New York General Obligations Law, and Indemnitor waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and Indemnitor hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. Indemnitor does hereby designate and appoint _______ ________, having an address at ____________________________ __________, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any federal or state court in New York, New York, and agrees that service of process upon said agent at said address and written notice of said service of Indemnitor mailed or delivered to Indemnitor in the manner provided herein, shall be deemed in every respect effective service of process upon Indemnitor, in any such suit, action or proceeding in the State of New York. Indemnitor (i) shall give prompt notice to the Lender of any changed address of its authorized agent hereunder, (ii) may at any time and from time to time designate a substitute authorized agent with an office in New York, New York (which office shall be designated as the address for service of process), and
(iii) shall promptly designate such a substitute if its authorized agent ceases to have an office in New York, New York or is dissolved without leaving a successor.

          (y) WAIVER BY INDEMNITOR. Indemnitor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Indemnitor shall not seek or cause Borrower or any other Person to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. Section 105 or any other provision of the Bankruptcy Code of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Indemnitor or the collateral for the Loan by virtue of this Agreement or otherwise.

          (z) LIABILITY. If Indemnitor consists of more than one Person, the obligations and liabilities of each such Person hereunder shall be joint and several.

          (aa) SPECIFIC NOTICE. IT IS EXPRESSLY AGREED AND UNDERSTOOD THAT THIS AGREEMENT INCLUDES INDEMNIFICATION PROVISIONS WHICH, IN CERTAIN CIRCUMSTANCES, COULD INCLUDE AN INDEMNIFICATION BY INDEMNITOR OF LENDER FROM CLAIMS OR LOSSES ARISING AS A RESULT OF LENDER'S OWN NEGLIGENCE.

          (bb) DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Mortgage.


                             * * * * * * * * * * *

     IN WITNESS WHEREOF, Indemnitor has executed this Indemnity Agreement as of the day and year first written above.

                                            INDEMNITOR:

                                            HOST FUNDING, INC.
                                            a Maryland Corporation



                                            By:  /s/  Michael S. McNulty
                                               -----------------------------
                                               Name: Michael S. McNulty
                                               Title: President

                                   EXHIBIT A

                               LEGAL DESCRIPTION








EXHIBIT A, Legal Description - Solo Page